Exhibit 99.1

2010 Master Limited Partnership Investor Conference

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures Distributable Cash Flow and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) non-cash (earnings) loss from unconsolidated affiliates; (iv) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (v) non-cash compensation expense; (vi) non-cash derivative activity; (vii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (viii) provision for deferred income taxes; (ix) cash adjustments for non-controlling interest in consolidated subsidiaries; (x) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xi) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (v) non-cash derivative activity; (vi) non-cash compensation expense; (vii) provision for income taxes; (viii) adjustments for cash flow from unconsolidated affiliates; (ix) adjustment related to non-wholly owned subsidiaries; and (x) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Please see the Appendix for reconciliations of Distributable Cash Flow and Adjusted EBITDA to net income (loss), respectively.

MarkWest Key Investment Considerations

High Quality / Diversified Assets

- Leading presence in five core natural-gas producing regions of the U.S.
- Key long-term contracts with high-quality producers to develop the Marcellus Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation

Proven Track Record of Growth

- No incentive distribution rights, which drives a lower cost of capital
- Distributions have increased by 156% (13% CAGR) since IPO
- 11 acquisitions totaling ~$875 million since IPO
- Proven ability to expand organizational capabilities

Substantial Growth Opportunities

- 2010 growth capital forecast of $300 million to $350 million
- Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin
- Long-term organic growth opportunities focused on resource plays

Strong Financial Profile

- Committed to maintaining strong financial profile
  - Debt / book capitalization of approximately 45%
  - Debt / Adjusted EBITDA with Material Project Adjustments (MPAs) of approximately 3.9x
  - Adjusted EBITDA w/MPAs / Interest Expense of approximately 3.2x
  - Established relationships with joint venture partners, which provides capital flexibility

4 MARKWEST

Geographic Footprint NORTHEAST Appalachia Four processing plants with combined 330 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 260,000 barrel storage facility 80-mile NGL pipeline Michigan 250-mile interstate crude pipeline LIBERTY Marcellus 155 MMcf/d gathering capacity 155 MMcf/d cryogenic processing capacity SOUTHWEST East Texas 500 MMcf/d gathering capacity 280 MMcf/d cryogenic processing capacity Western Oklahoma 275 MMcf/d gathering capacity 160 MMcf/d cryogenic processing capacity Southeast Oklahoma 500 MMcf/d gathering capacity Centrahoma processing JV Arkoma Connector Pipeline JV GULF COAST Javelina Refinery off-gas processing, fractionation, and transportation

Growth Driven by Customer Satisfaction R A N G E RESOURCES MarkWest Ranked # 1 in 2006 and #2 in 2009 Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

Strong Distribution Growth * Distributions have been annualized. 13% Compound Annual Distribution Growth since May 2002 IPO

2010 Growth Capital Forecast 2010 growth capital forecast in a range of $300 million to $350 million Southwest Amine plant Haynesville gathering lines Compressor / pipeline additions New well connects Other expansion Liberty Wet gas gathering system Houston III processing plant Majorsville I processing plant Fractionation facility NGL Pipeline Railyard / truck loading facility

 MarkWest’s Position In Major Unconventional Resource Plays Map Source: RBC Capital Markets/RBC Richardson Barr U.S. Gas Resource Plays MarkWest’s Role in Emerging Resource Plays MarkWest is the largest gatherer in the Woodford with a system that covers more than 750 square miles of the core Woodford shale. MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale. MarkWest expanded its western Oklahoma system to gather significant new Granite Wash production in the Texas Panhandle. MarkWest Liberty is the largest gatherer and processor in the rich-gas area of the Marcellus Shale. Barnett 85 Tcf Haynesville 208 Tcf Fayetteville 32 Tcf Woodford (Arkoma) 60 Tcf Eagle Ford Granite Wash Marcellus/Huron 300 Tcf Acquisitions Develop Emerging Resource Plays Build Base Production * Includes growth capital that has been funded or is expected to be funded through joint ventures and divestiture activities. 2004 2005 2006 2007 2008 2009 2010F Total Growth Capital Investment* 0 100 200 300 400 500 600

Appalachia Overview MarkWest is the largest gas processor in the prolific Appalachian Basin, a critical source of natural gas and natural gas liquids to Northeastern markets, with more than 20 years of operational experience NGLs from four processing gas plants are shipped to Siloam for fractionation, storage, and marketing Siloam produces purity propane, iso-butane, normal butane, and natural gasoline Strategic and longstanding marketing relationships with sales by truck, rail, and barge Long before the Marcellus was identified as an important new emerging shale play, we understood the advantage that we would have in the hydrocarbon-rich areas of Southwest PA Vertical integration in the Appalachian basin is critical to success and has allowed us create a franchise position Gas processing capacity of approximately 330 MMcf/d Siloam Fractionation capacity of 24,000 Bbl/d Storage capacity of approximately 260,000 barrels

MarkWest Liberty Overview

- **Joint Venture with The Energy & Minerals Group**
  - Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus
- **Competitive advantages**
  - Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 rich-gas acres
  - Critical gathering, processing, transportation, fractionation, and storage infrastructure
  - System and plants are new; highly fuel efficient with minimal losses
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT) and TEPPCO Products Pipeline
- **Low-pressure Gas Gathering system**
  - 155 MMcf/d gathering capacity
  - More than 80 miles of pipe and 25,000 hp of compression
- **Gas processing capacity**
  - 155 MMcf/d cryogenic processing capacity
  - 625 MMcf/d of cryogenic processing capacity by the end of 2011
- **NGL fractionation capacity**
  - 60,000 barrel per day fractionator will be online in mid 2011
  - Once complete, MarkWest Liberty will operate the largest NGL fractionation and logistics complex in the Northeastern United States


PENNSYLVANIA
Houston
WASHINGTON CO.
Majorsville
GREENE CO.
WEST VIRGINIA
NORTH
MARKWEST GAS GATHERING PIPELINE
MARKWEST NGL PIPELINE
TEPPCO PRODUCTS PIPELINE
MARKWEST PROCESSING PLANT

11

MARKWEST

Liberty Marcellus Project Schedule West Virginia Pennsylvania Gathering Facilities HP Pipelines (4Q09) 55 miles HP Pipeline (4Q12) 150 – 175 miles LP Pipelines (4Q09) 25 miles LP Pipeline (4Q12) 70 – 80 miles Compressor stations (4Q09) 10 Compressor stations (4Q12) 28 – 34 Compression (4Q09) 27,000 Hp Compression (4Q12) 90,000 Hp Majorsville Processing Complex Majorsville I (3Q10) 120 MMcf/d Majorsville II (3Q11) 150 MMcf/d NGL Pipeline to Houston (3Q10) Houston Fractionation Complex Depropanizer (1Q09) 1,000 Bbl/day Depropanizer (4Q09) 4,000 Bbl/day Full Fractionation (2011) 60,000 Bbl/day Rail Loading (1Q11) 200 Rail Cars Truck Loading (1Q10) 8 Bays C3 Pipeline (1Q10) TEPPCO Deliveries NGL Storage 1.3 MBbls Smithfield Processing Complex Smithfield I (TBD) 120 MMcf/d NGL Pipeline to Majorsville (TBD) Houston Processing Complex Houston I (1Q09) 35 MMcf/d Houston II (4Q09) 120 MMcf/d Houston III (1H11) 200 MMcf/d Houston IV (TBD) 200 MMcf/d MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d

Keys to Successful NGL Marketing in the Marcellus Must have multiple marketing options for every product Markets vary significantly from summer to winter Markets vary locally, regionally, and nationally Must be able to produce purity products Propane (HD-5) Isobutane Normal butane (99%+) Natural gasoline Stabilized condensate Must have truck, rail, and pipeline options Storage is critical MarkWest Liberty provides producers all of these marketing services MarkWest has successfully marketed NGLs in Appalachia for more than 20 years

Marcellus Ethane Production MarkWest Liberty will recover ethane at all of its Marcellus processing plants and aggregate the ethane at the Houston fractionation complex In addition to the Marcellus processing facilities, MarkWest has the capacity to produce approximately 10,000 Bbl/d of ethane at its existing Appalachian plants to support an economic ethane project Long-term blending to support as much as 1 Bcf/d of rich-gas production is feasible at a reasonable cost after interstate pipeline waivers have expired Blending is a short-term solution that provides additional volume assurance for all of the ethane projects We continue to work with producers to develop blending projects with most of the gathering and interstate pipelines Our analysis shows that Marcellus ethane economics would support purity-ethane pipeline projects to all hubs including the Gulf Coast, Chicago/Conway, and Sarnia Five-year purity ethane upgrade of approximately $5/Bbl at Conway and $9/Bbl in the Gulf Coast We are working very closely with our producer customers, as well as large ethane consumers, to develop a purity-ethane project that will generate improved pricing for producers and deliver ethane to markets with strong, long-term demand A purity-ethane project in the Marcellus will maximize producer economics

In early 2010, Moody’s and Standard & Poor’s upgraded MarkWest’s credit ratings to Ba3 and BB- The primary drivers behind the ratings upgrades include MarkWest’s successful track record in executing its growth strategy, improved liquidity and strengthened balance sheet, increased fee-based operating margin, and commitment to issuing equity In April 2010, MarkWest completed a public offering of 4.9 million common units for net proceeds of $142 million 2009 capital markets activities MarkWest completed one private placement of senior notes and two public offerings of common units for combined net proceeds of approximately $290 million MarkWest executed two joint ventures January 2009 – joint venture with The Energy & Minerals Group (formerly NGP Midstream & Resources) dedicated to the construction and operation of natural gas midstream services in the Marcellus Shale May 2009 – joint venture with ArcLight Capital Partners dedicated to the Arkoma Connector Pipeline In September 2009, MarkWest sold to Air Products and Chemicals, Inc. the steam methane reformer (SMR) facility at its Javelina processing facility In December 2009, MarkWest sold to Enbridge its 50% joint venture interest in Starfish Capital Markets and Liquidity Update As of March 31, 2010, MarkWest had ~$395 million of available liquidity to fund growth capital

Capital Structure ($ in millions) As of December 31, 2009 As of March 31, 2010 Cash $ 97.8 $ 105.2 Credit Facility 59.3 53.0 6-7/8% Senior Notes due 2014 216.9 217.3 6-7/8% Senior Notes due 2014 120.7 121.7 8-1/2% Senior Notes due 2016 274.2 274.3 8-3/4% Senior Notes due 2018 498.9 499.0 Total Debt $ 1,170.0 $ 1,165.3 Partners' Capital $ 1,379.4 $ 1,407.2 Total Capitalization $ 2,549.4 $ 2,572.5 LTM Adjusted EBITDA (1) $ 279.2 $ 287.0 Total Debt / Capitalization 46% 45% Total Debt / LTM Adjusted EBITDA 4.2x 4.1x Adjusted EBITDA / Interest Expense 3.0x 2.9x Total Debt / LTM Adjusted EBITDA w/ MPAs (2) 4.1x 3.9x Adjusted EBITDA w/ MPAs / Interest Expense (2) 3.2x 3.2x Adjusted EBITDA calculated in accordance with Credit Facility covenants; See Appendix for reconciliation of Adjusted EBITDA to net income (loss). Adjusted EBITDA w/ MPAs and leverage and interest coverage ratios are calculated in accordance with Credit Facility covenants.

Risk Management Program Net Operating Margin(1) by Contract Type Net Operating Margin(1) including Hedges 2010 – 2013 Combined Hedge Percentage (1) For the quarter ended March 31, 2010. Net Operating Margin is calculated as revenue less purchased product costs.

2010 Guidance 2010 Financial Guidance Distributable cash flow of $200 million to $230 million Growth capital expenditures of $300 million to $350 million

Keys to Success Maintain Capital Flexibility Organizational Development Joint Planning with Producer Customers Environmental and Regulatory Compliance Development of Downstream Solutions EXECUTE, EXECUTE, EXECUTE

Appendix

($ in millions) Year ended December 31, 2009 Three months ended March 31, 2010 Net income (loss) $ (113.4) $ 26.0 Depreciation, amortization, impairment, and other non-cash operating expenses 144.4 38.6 Non-cash derivative activity 223.6 0.4 Non-cash compensation expense 3.9 3.9 Non-cash (earnings) loss from unconsolidated affiliates (3.5) 0.1 Contributions to unconsolidated affiliates, net of growth capital (0.4) – Provision for income tax – deferred (50.1) (1.4) Cash adjustment for non-controlling interest of consolidated subsidiaries (8.1) (4.6) Other 10.3 2.1 Maintenance capital expenditures (7.5) (0.8) Distributable cash flow (DCF) $ 192.4 $ 64.3 Total distributions paid $ 159.8 $ 45.7 Distribution coverage ratio (DCF / Total distributions paid) 1.20x 1.41x Distribution Coverage

($ in millions) Year ended December 31, 2008 Year ended December 31, 2009 LTM ended March 31, 2010 Net income (loss) $ 204.8 $ (113.4) $ (57.7) Non-cash compensation expense 14.9 3.9 5.9 Non-cash derivative activity (263.1) 222.8 158.3 Interest expense1 72.9 94.6 99.6 Depreciation, amortization, accretion, impairments, and other non-cash operating expenses 184.3 144.4 151.0 Provision for income tax 68.8 (42.0) (28.3) Gain on sale of unconsolidated affiliate – (6.8) – Adjustment for cash flow from unconsolidated affiliates 6.5 (1.7) (9.5) Adjustment related to non-wholly owned subsidiaries (0.1) (22.6) (32.3) Adjusted EBITDA $ 289.0 $ 279.2 $ 287.0 Reconciliation of Adjusted EBITDA (1) includes interest expense derivative activity and reclassification of interest expense related to the SMR.

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com